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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (File Nos. 333-34910, 333-61926, 333-70886, 333-75204,
333-82120, 333-103233, 333-106891 and 333-112621) of PCTEL, Inc. of our report dated February 2, 2004, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Chicago, Illinois
March 12, 2004